SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

PLANDAÍ BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-51206	20-1389815 (I.R.S. Employer Identification Number)

2990 Litchfield Road, Suite 5

Goodyear, Arizona 85395

(Address of Principal Executive Offices and Zip Code)

(602) 561-7549

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On September 21, 2015, Adams Advisory, LLC, who was previously engaged as the principal accountant to audit the Registrant’s financial statements, resigned its position. No report issued by Adams Advisory, LLC for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding the resignation of Adams Advisory, LLC, there were (1) no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure and procedure which, if not resolved to the satisfaction of Adams Advisory, LLC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

Before filing this Form 8-K, and pursuant to Item 304 (a)(3) of Regulation S-K, the Registrant provided Adams Advisory, LLC with the disclosures made in this filing. The Registrant requested that Adams Advisory, LLC provide us with a letter addressed to the Commission indicating if it had any disagreements with the disclosures made herein. The Registrant received the correspondence included as an exhibit from Adams Advisory, LLC.

(b) On September 24, 2015, we retained Cutler & Co., LLC, 9605 West 49th Avenue, Suite 200, Wheat Ridge Colorado 80033 as our new independent principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years to date, and subsequent interim period through the date of engagement, the Company has not retained or inquired of Cutler & Co., LLC regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements. Further, the Company received no written report or oral advice from Cutler & Co., LLC that the Company considered in reaching a decision to retain them, nor has the Company has communicated with or had any disagreements or reportable events that concern Cutler & Co., LLC or the Company’s interactions with its former independent auditor for the previous two most recent fiscal years to date and subsequent interim period through the date of engagement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated September 23, 2015, from Adams Advisory, LLC to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2015

PLANDAÍ BIOTECHNOLOGY, INC. By: /s/ Roger Duffield Roger Duffield Chief Executive Officer

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